Exhibit 99.1

Media contact:	Investor/analyst contact:
Bobbie Egan	Chris Berry
Media Relations Manager	Managing Director of Investor Relations
(206) 392-5134	(206) 392-5260

FOR IMMEDIATE RELEASE	January 26, 2012

ALASKA AIR GROUP REPORTS RECORD ADJUSTED FULL-YEAR RESULTS

Fourth quarter and full-year highlights with comparison to 2010:

•
Fourth quarter net income, excluding special items, of $37.2 million, or $1.02 per diluted share, compared to net income of $47.4 million, or $1.28 per diluted share. This quarter's results compare to a First Call mean estimate of $1.14 per share.

•	Record full-year net income, excluding special items, of $287.4 million, or $7.83 per diluted share, compared to $262.6 million, or $7.14 per diluted share.

•
Net income for the fourth quarter under Generally Accepted Accounting Principles (GAAP) of $64.0 million, or $1.76 per diluted share, compared to net income of $64.8 million, or $1.75 per diluted share. Full-year GAAP net income of $244.5 million, or $6.66 per diluted share, compared to net income of $251.1 million, or $6.83 per diluted share.

•	Alaska Airlines held the No. 1 spot in U.S. Department of Transportation on-time performance among the 10 largest U.S. airlines for the twelve months ended November 2011.

•	Air Group employees earned $72 million in incentive pay, or nearly one-month's pay for most employees.

•	Contributed $133 million to the defined-benefit pension plans during 2011, despite having no required contribution.

•	Improved employee productivity by 2.7 percent compared to the fourth quarter of 2010.

•	Alaska Airlines signed a five-year agreement with the Aircraft Mechanics Fraternal Association (AMFA) representing the aircraft technicians in December.

•	Redesigned alaskaair.com to establish more direct customer relationships, leading to a December record of more than 55 percent of total bookings.

•	Completed the current $50 million share repurchase program in early January 2012. Since 2007, Air Group has used $262 million to repurchase 8.4 million shares.

•	Twelve-month return on invested capital of 12 percent.

•	Lowered adjusted debt-to-total capitalization ratio by 5 points since December 31, 2010 to 62 percent.

•	Held $1.1 billion in unrestricted cash and marketable securities as of December 31, 2011.

Over the last twelve months, Alaska earned recognition for the following:

•	Awarded 2011 On-Time Performance Service Award among major North American Airlines by FlightStats.com.

•	Ranked "Highest in Customer Satisfaction Among Traditional Network Carriers" in 2011 by J.D. Power and Associates for the fourth year in a row.

•	Received the Joseph S. Murphy Industry Service Award for outstanding public and community service by Air Transport World magazine, the first North America carrier to win the industry service award.

•	Won Seattle Business Magazine's 2011 Green Award in the Large Services company category.
SEATTLE - Alaska Air Group, Inc. (NYSE: ALK) today reported fourth quarter 2011 GAAP net income of $64.0 million, or $1.76 per diluted share, compared to GAAP net income of $64.8 million, or $1.75 per diluted share in 2010. Excluding mark-to-market fuel hedge gains of $43.1 million ($26.8 million after tax, or $0.74 per diluted share), the company reported fourth quarter 2011 net income of $37.2 million, or $1.02 per diluted share, compared to net income excluding special items of $47.4 million, or $1.28 per diluted share, in 2010.
The company reported full-year 2011 GAAP net income of $244.5 million, compared to $251.1 million in the prior year. Excluding the impact of the items noted in the table below, the company reported record net income of $287.4 million, or $7.83 per diluted share for 2011, compared to net income of $262.6 million, or $7.14 per diluted share in 2010. This marks the company’s eighth consecutive year of adjusted profits.
"We are pleased to report record adjusted earnings for the second year in a row," said Bill Ayer, chairman and chief executive officer. "The improvement was due to schedule optimization and network expansion, high load factors, lower non-fuel unit costs, and industry-leading customer service and operational performance. I want to thank our employees who are working hard together to accomplish these results. We have made many changes over the past decade to transform our business and build a foundation for sustained profitability and measured growth, and we will continue to make the necessary changes as we move forward."
The following table reconciles the Company's adjusted net income and earnings per diluted share (EPS) during the full year and fourth quarters of 2011 and 2010 to amounts as reported in accordance with GAAP:

	Three Months Ended December 31,
	2011		2010
(in millions, except per share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below:	$37.2	$1.02	$47.4	$1.28
Mark-to-market fuel hedge adjustments, net of tax	26.8	0.74	17.4	0.47
Reported GAAP amounts	$64.0	$1.76	$64.8	$1.75

	Twelve Months Ended December 31,
	2011		2010
(in millions, except per share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below:	$287.4	$7.83	$262.6	$7.14
Fleet transition costs, net of tax	(24.2)	(0.66)	(8.2)	(0.22)
Mark-to-market fuel hedge adjustments, net of tax	(18.7)	(0.51)	(3.3)	(0.09)
Reported GAAP amounts	$244.5	$6.66	$251.1	$6.83

Statistical data, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on page 11 of this release.
A conference call regarding the fourth quarter and full year results will be simulcast via the Internet at 8:30 a.m. Pacific time on January 26, 2012. It can be accessed through the company's Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

###
References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”
This news release may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2010. Some of these risks include general economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, seasonal fluctuations in our financial results, an aircraft accident, and changes in laws and regulations. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.
###
Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates 2008, 2009, 2010 and 2011 North America Airline Satisfaction StudiesSM. For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended December 31,			Twelve Months Ended December 31,
(in millions, except per share amounts)	2011	2010	Change	2011	2010	Change
Operating Revenues:
Passenger
Mainline	$766.5	$694.9	10.3%	$3,176.2	$2,763.4	14.9%
Regional	190.3	178.2	6.8%	774.5	725.2	6.8%
Total passenger revenue	956.8	873.1	9.6%	3,950.7	3,488.6	13.2%
Freight and mail	24.8	25.7	(3.5)%	108.7	106.2	2.4%
Other - net	62.7	59.7	5.0%	258.4	237.5	8.8%
Total Operating Revenues	1,044.3	958.5	9.0%	4,317.8	3,832.3	12.7%

Operating Expenses:
Wages and benefits	253.3	241.8	4.8%	990.5	960.9	3.1%
Variable incentive pay	18.5	29.5	(37.3)%	71.9	92.0	(21.8)%
Aircraft fuel, including hedging gains and losses	285.6	217.7	31.2%	1,297.7	900.9	44.0%
Aircraft maintenance	53.3	50.4	5.8%	205.6	216.5	(5.0)%
Aircraft rent	28.0	32.6	(14.1)%	116.3	138.9	(16.3)%
Landing fees and other rentals	58.4	59.2	(1.4)%	238.2	232.8	2.3%
Contracted services	48.9	41.6	17.5%	185.1	163.0	13.6%
Selling expenses	42.3	37.7	12.2%	175.3	153.8	14.0%
Depreciation and amortization	62.7	58.5	7.2%	246.9	230.5	7.1%
Food and beverage service	17.4	15.3	13.7%	67.2	57.5	16.9%
Other	61.8	54.9	12.6%	235.3	200.7	17.2%
Fleet transition costs	—	—	NM	38.9	13.2	NM
Total Operating Expenses	930.2	839.2	10.8%	3,868.9	3,360.7	15.1%
Operating Income	114.1	119.3	(4.4)%	448.9	471.6	(4.8)%

Nonoperating Income (Expense):
Interest income	3.5	6.7	(47.8)%	21.9	29.4	(25.5)%
Interest expense	(18.2)	(26.9)	(32.3)%	(87.3)	(108.3)	(19.4)%
Interest capitalized	7.0	1.5	NM	12.5	6.2	NM
Other - net	(5.7)	2.9	NM	(2.3)	7.0	NM
	(13.4)	(15.8)	(15.2)%	(55.2)	(65.7)	(16.0)%
Income Before Income Tax	100.7	103.5	(2.7)%	393.7	405.9	(3.0)%
Income tax expense	36.7	38.7	(5.2)%	149.2	154.8	(3.6)%
Net Income	$64.0	$64.8	(1.2)%	$244.5	$251.1	(2.6)%

Basic Earnings Per Share:	$1.80	$1.80		$6.81	$7.01
Diluted Earnings Per Share:	$1.76	$1.75		$6.66	$6.83
Shares Used for Computation:
Basic	35.561	36.019		35.878	35.822
Diluted	36.318	36.951		36.710	36.786

NM - Not Meaningful

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
Alaska Air Group, Inc.

(in millions)	December 31, 2011	December 31, 2010

Cash and marketable securities	$1,140.9	$1,208.2

Total current assets	1,595.5	1,662.0
Property and equipment-net	3,401.5	3,148.4
Other assets	198.0	206.2
Total assets	$5,195.0	$5,016.6

Current liabilities	$1,510.6	$1,424.7
Long-term debt	1,099.0	1,313.0
Other liabilities and credits	1,418.4	1,173.5
Shareholders' equity	1,167.0	1,105.4
Total liabilities and shareholders' equity	$5,195.0	$5,016.6

Debt to Capitalization, adjusted for operating leases	62%:38%	67%:33%

Number of common shares outstanding	35.475	35.924

OPERATING STATISTICS SUMMARY (unaudited)
Alaska Air Group, Inc.
	Three Months Ended December 31,					Twelve Months Ended December 31,
	2011		2010		Change	2011		2010		Change
Mainline Operating Statistics:
Revenue passengers (000)	4,331		4,141		4.6%	17,810		16,514		7.8%
RPMs (000,000) "traffic"	5,575		5,226		6.7%	22,586		20,350		11.0%
ASMs (000,000) "capacity"	6,526		6,237		4.6%	26,517		24,434		8.5%
Load factor	85.4%		83.8%		1.6 pts	85.2%		83.3%		1.9 pts
Yield	13.75	¢	13.30	¢	3.4%	14.06	¢	13.58	¢	3.5%
PRASM	11.75	¢	11.14	¢	5.5%	11.98	¢	11.31	¢	5.9%
CASM excluding fuel(a)	7.89	¢	7.75	¢	1.8%	7.60	¢	7.85	¢	(3.2)%
Economic fuel cost per gallon(b)	$3.33		$2.56		30.1%	$3.18		$2.37		34.2%
Fuel gallons (000,000)	85.6		82.2		4.1%	346.4		319.6		8.4%
Average number of full-time equivalent employees	8,920		8,711		2.4%	8,916		8,651		3.1%
Aircraft utilization	10.2		10.1		1.0%	10.5		10.0		5.0%
Average aircraft stage length	1,129		1,104		2.3%	1,114		1,085		2.7%
Mainline operating fleet at period-end	117		114		3 a/c	117		114		3 a/c

Regional Operating Statistics:(c)
Revenue passengers (000)	1,752		1,704		2.8%	6,980		6,820		2.3%
RPMs (000,000) "traffic"	608		602		1.0%	2,446		2,491		(1.8)%
ASMs (000,000) "capacity"	772		790		(2.3)%	3,110		3,302		(5.8)%
Load factor	78.8%		76.2%		2.6 pts	78.6%		75.4%		3.2 pts
Yield	31.30	¢	29.60	¢	5.7%	31.66	¢	29.11	¢	8.8%
PRASM	24.65	¢	22.56	¢	9.3%	24.90	¢	21.96	¢	13.4%

Consolidated Operating Statistics:(d)
Revenue passengers (000)	6,083		5,845		4.1%	24,790		23,334		6.2%
RPMs (000,000) "traffic"	6,183		5,828		6.1%	25,032		22,841		9.6%
ASMs (000,000) "capacity"	7,298		7,027		3.9%	29,627		27,736		6.8%
Load factor	84.7%		82.9%		1.8 pts	84.5%		82.4%		2.1 pts
Yield	15.47	¢	14.98	¢	3.3%	15.78	¢	15.27	¢	3.3%
PRASM	13.11	¢	12.42	¢	5.6%	13.33	¢	12.58	¢	6.0%
CASM excluding fuel and fleet transition costs(a)	8.83	¢	8.84	¢	(0.1)%	8.55	¢	8.82	¢	(3.1)%
Economic fuel cost per gallon(b)	$3.34		$2.56		30.5%	$3.18		$2.37		34.2%
Fuel gallons (000,000)	98.5		96.2		2.4%	398.3		377.3		5.6%
Average number of full-time equivalent employees	11,807		11,649		1.4%	11,840		11,696		1.2%

(a)	See page 8 for a reconciliation of this non-GAAP measure and Note A on page 10 for a discussion of why these measures may be important to investors.

(b)	See page 9 for a reconciliation of economic fuel cost.

(c)	Data presented includes information related to flights operated by Horizon Air and third-party carriers.

(d)	Except for full-time equivalent employees, data includes information related to third-party regional capacity purchase flying arrangements.

ALASKA AIRLINES NON-GAAP FINANCIAL DATA (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2011	2010	2011	2010
Operating Revenues:
Passenger
Mainline	$766.5	$694.9	$3,176.2	$2,763.4
Regional	190.3	83.0	774.5	330.6
Total passenger revenue	956.8	777.9	3,950.7	3,094.0
Other revenue	85.6	82.5	358.9	332.6
Total Operating Revenues	1,042.4	860.4	4,309.6	3,426.6

Operating Expenses:
Mainline operating expenses, excluding fuel	515.2	483.4	2,015.4	1,916.9
Mainline economic fuel(a)	285.2	209.9	1,101.2	757.3
Regional expense - paid to Horizon Air under CPA	90.1	71.6	369.4	274.4
Other regional operating expense, excluding fuel	45.4	5.8	174.1	24.5
Regional economic fuel(a)	43.5	—	166.4	—
Total Adjusted Operating Expenses(b)	979.4	770.7	3,826.5	2,973.1
Adjusted Operating Income	63.0	89.7	483.1	453.5
Nonoperating Expense	(10.0)	(12.4)	(39.4)	(48.6)
Adjusted Income before Income Tax(b)	$53.0	$77.3	$443.7	$404.9

HORIZON AIR NON-GAAP FINANCIAL DATA (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2011	2010	2011	2010
Operating Revenues:
Passenger
Brand revenue	$—	$95.1	$—	$394.5
Revenue from CPA with Alaska Airlines	90.1	71.6	369.4	274.4
Total passenger revenue	90.1	166.7	369.4	668.9
Other revenue	1.9	2.9	8.2	11.1
Total Operating Revenues	92.0	169.6	377.6	680.0

Operating Expenses:
Landing fees, rents & selling expenses(c)	—	31.3	—	124.5
All other non-fuel operating expenses	83.4	100.3	340.3	377.6
Non-fuel operating expenses	83.4	131.6	340.3	502.1
Economic fuel costs(a)	—	35.9	—	138.3
Total Adjusted Operating Expenses(b)	83.4	167.5	340.3	640.4
Adjusted Operating Income	8.6	2.1	37.3	39.6
Nonoperating expense	(3.5)	(3.3)	(15.6)	(16.8)
Adjusted Income Before Income Tax(b)	$5.1	$(1.2)	$21.7	$22.8

(a)	See page 9 for a reconciliation of economic fuel cost.

(b)
See Note A on page 10 for a discussion about why this measure may be important to investors. "Adjusted" refers to these measures excluding certain items. See page 8 and 9 for reconciliation between adjusted amounts and the most directly comparable GAAP amount.

(c)	See Note B on page 10 for a discussion regarding Horizon Air's CPA agreement with Alaska Airlines.

ALASKA AIR GROUP CONSOLIDATED FINANCIAL AND STATISTICAL DATA (unaudited)

Reconciliation of operating revenues:
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2011	2010	2011	2010
Alaska Airlines operating revenues	$1,042.4	$860.4	$4,309.6	$3,426.6
Horizon Air operating revenues	92.0	169.6	377.6	680.0
Elimination of intercompany revenue	(90.1)	(71.5)	(369.4)	(274.3)
Consolidated operating revenues	$1,044.3	$958.5	$4,317.8	$3,832.3

Reconciliation of operating expenses:
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2011	2010	2011	2010
Alaska Airlines adjusted operating expenses	$979.4	$770.7	$3,826.5	$2,973.1
Horizon Air adjusted operating expenses	83.4	167.5	340.3	640.4
Parent company expenses	0.6	0.7	2.5	3.1
Intercompany eliminations	(90.1)	(71.6)	(369.4)	(274.4)
Adjusted consolidated operating expenses	973.3	867.3	3,799.9	3,342.2
Fleet transition costs	—	—	38.9	13.2
Mark-to-market fuel-hedge (gains) losses	(43.1)	(28.1)	30.1	5.3
Consolidated operating expenses - GAAP	$930.2	$839.2	$3,868.9	$3,360.7

Reconciliation of income before income taxes:
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2011	2010	2011	2010
Alaska Airlines adjusted income before income taxes	$53.0	$77.3	$443.7	$404.9
Horizon Air adjusted income before income taxes	5.1	(1.2)	21.7	22.8
Parent company expenses	(0.5)	(0.7)	(2.7)	(3.3)
Adjusted income before income taxes	57.6	75.4	462.7	424.4
Fleet transition costs	—	—	(38.9)	(13.2)
Mark-to-market fuel-hedge gains (losses)	43.1	28.1	(30.1)	(5.3)
Income before income taxes - GAAP	$100.7	$103.5	$393.7	$405.9

Reconciliation of consolidated CASM, excluding fuel:
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2011	2010	2011	2010
Adjusted consolidated operating expenses	$973.3	$867.3	$3,799.9	$3,342.2
Less: economic fuel	(328.7)	(245.8)	(1,267.6)	(895.6)
Adjusted consolidated operating expenses, excluding fuel	$644.6	$621.5	$2,532.3	$2,446.6
Consolidated ASMs	7,298	7,027	29,627	27,736
CASM, excluding fuel and fleet transition costs	8.83 ¢	8.84 ¢	8.55 ¢	8.82 ¢

FUEL RECONCILIATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended December 31,
	2011		2010
(in millions, except for per gallon amounts)	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$319.5	$3.24	$247.0	$2.57
Minus gains, or plus the losses, during the period on settled hedges	9.2	0.10	(1.2)	(0.01)
Consolidated economic fuel expense	$328.7	$3.34	$245.8	$2.56
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(43.1)	(0.44)	(28.1)	(0.29)
GAAP fuel expense	$285.6	$2.90	$217.7	$2.27
Fuel gallons	98.5		96.2

	Twelve Months Ended December 31,
	2011		2010
(in millions, except for per gallon amounts)	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$1,289.0	$3.24	$898.9	$2.38
Minus gains, or plus the losses, during the period on settled hedges	(21.4)	(0.06)	(3.3)	(0.01)
Consolidated economic fuel expense	$1,267.6	$3.18	$895.6	$2.37
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	30.1	0.08	5.3	0.01
GAAP fuel expense	$1,297.7	$3.26	$900.9	$2.38
Fuel gallons	398.3		377.3

Breakout of Fuel Expense:
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2011	2010	2011	2010
Mainline economic fuel expense	$285.2	$209.9	$1,101.2	$757.3
Regional economic fuel expense	43.5	35.9	166.4	138.3
Consolidated economic fuel expense	$328.7	$245.8	$1,267.6	$895.6

Mainline Economic Cost per Gallon Reconciliation:
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions, except for per gallon amounts)	2011	2010	2011	2010
Mainline economic fuel expense	$285.2	$209.9	$1,101.2	$757.3
Mainline fuel gallons	85.6	82.2	346.4	319.6
Mainline economic cost per gallon	$3.33	$2.56	$3.18	$2.37

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of these non-GAAP financial measures may be important to investors for the following reasons:

•
By eliminating fuel expense and certain special items from our cost and unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

•
Cost per ASM (CASM) excluding fuel and certain special items is one of the most important measures used by management and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•
Adjusted Income before Income Taxes and CASM excluding fuel (and other items as specified in our plan documents) are important metrics for the employee incentive plan that covers all Air Group employees.

•
CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•
Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•
Although we disclose our passenger unit revenues, we do not (nor are we able to) evaluate unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

Note B: Air Group's operations are treated as an integrated route network intended to maximize the results of the company. However, the Company has historically had two primary operating and reporting segments, consisting of Alaska Airlines and Horizon Air, for which separate financial information is available and regularly evaluated by our chief operating decision maker in deciding how to allocate resources and assess performance.

Alaska operates a fleet of passenger jets ("mainline operations") and contracts with affiliated (Horizon) and non-affiliated third party carriers for regional capacity under which Alaska receives all passenger revenue from those flights. Horizon operates a fleet of turboprop aircraft and sells all of its capacity to Alaska pursuant to a capacity purchase arrangement (the Horizon CPA). The Horizon CPA reflects what the Company believes are current market rates received by other regional carriers for similar flying. Amounts paid by Alaska to Horizon are for various Horizon operating expenses such as crew expenses, maintenance, and aircraft ownership costs.

Effective January 1, 2011, Horizon's business model changed such that 100% of its capacity is sold to Alaska under the Horizon CPA. As is typical for similar arrangements, certain costs such landing fees, selling and distribution costs, and fuel costs directly related to regional flights operated by Horizon are now recorded by Alaska. Because of this change, Horizon's revenues and expenses and Alaska's Regional revenues and expenses have changed significantly on a year over year basis.

All inter-company revenues and expenses are eliminated in consolidated, and these changes have no impact on our consolidated results.

Glossary of Terms

Mainline - represents flying on Alaska jets and all associated revenues and costs

Regional - represents operations whereby Horizon, SkyWest, and another small carrier in the state of Alaska fly certain routes for Alaska using Horizon's or the other carrier's fleets

RPMs - revenue passenger miles, or "traffic"; represents the number of seats that were filled with paying passengers; one passenger traveling one mile is one RPM

ASMs - available seat miles, or “capacity”; represents total seats available across the fleet multiplied by the number of miles flown

Load Factor - RPMs as a percentage of ASMs; represents the number of available seats that were filled with paying passengers

Yield - passenger revenue per RPM; represents the average revenue for flying one passenger one mile

PRASM - passenger revenue per ASM; commonly called “passenger unit revenue”

RASM - operating revenue per ASMs, or "unit revenue"; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; represents the average total revenue for flying one seat one mile

CASM - operating costs per ASM, or "unit cost"; represents all operating expenses including fuel and special items

CASMex - operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic fuel - best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Aircraft Utilization - block hours per day; this represents the average number of hours our aircraft are flying

Aircraft Stage Length - represents the average miles flown per aircraft departure

Diluted Earnings per Share - represents earnings per share using fully diluted shares outstanding

Diluted Shares - represents the total number of shares that would be outstanding if all possible sources of conversion, such as stock options, were exercised

Productivity - number of revenue passengers per full-time equivalent employee